UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 26, 2010

                             INTREorg Systems, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                 (State or other jurisdiction of incorporation)


          000-29621                                              45-0526215
---------------------------                                     -------------
(Commission File Number)                                       (I.R.S. Employer
                                                             Identification No.)

           2600 E. Southlake Blvd., Suite 120-366, Southlake, TX 76092
          ------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: 817-491-8611

             501 Trophy Lake Drive, Suite 314, Trophy Club, TX 76262
           ----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

        SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Larry O'Donnell, CPA, PC formerly the independent registered public accountant for INTREorg Systems, Inc. ("the Company") resigned as the Company's independent registered public accountant on October 26, 2010, due to his resigning from public audit work.

On October 26, 2010, the Board of Directors of the Company approved the engagement of new auditors, LBB & Associates Ltd., LLP, of Houston, Texas to be the Company's independent registered public accounting firm. The action to engage new auditors was approved solely by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended December 31, 2009 and 2008 and the cumulative period of January 1, 2010 through June 30, 2010 and through the date of resignation of the auditors, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The Independent Auditor Report by Larry O'Donnell, CPA, PC for the fiscal years ended December 31, 2009 and 2008, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern.

The Company has authorized Mr. O'Donnell to respond fully to any inquiries of any new auditors hired by the Company relating to their engagement as the Company's independent accountant. The Company has requested that Mr. O'Donnell review the disclosure herein and Mr. O'Donnell has been given the opportunity to furnish the Company with a letter addressed to the Commission containing any new information, clarification of the Company's expression of its views, or the respect in which he does not agree with the statements made by the company herein. Such letter is filed as an exhibit to this Report.

                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                                            Description

            16.1 Letter of Change in Certifying Accountant, dated November 15, 2010*

--------------------
*Filed herewith

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             INTREorg Systems, Inc.
                                             (Registrant)

Dated: November 18, 2010


                                             /s/ Russell K. Boyd
                                             ----------------------------------
                                             Russell K. Boyd, President